UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 9, 2022
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2022, in connection with the annual meeting of shareholders, Directors Lawrence E. McCanna and Martin R. Leader, who did not stand for re-election, completed their terms and retired from the Sinclair Broadcast Group, Inc. (the “Company”) Board of Directors effective June 9, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on June 9, 2022. At the meeting, four items, as set forth in the Proxy Statement, were submitted to the shareholders for a vote.

Proposal 1: Election of Directors

In response to Proposal 1, the shareholders elected all persons nominated for directors as set forth in the Proxy Statement, for a term expiring at the next annual shareholders meeting in 2023 or until their respective successors have been elected and qualified. The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	263,953,057	1,571,307	7,594,496
Frederick G. Smith	264,017,217	1,507,147	7,594,496
J. Duncan Smith	264,017,085	1,507,279	7,594,496
Robert E. Smith	264,019,307	1,505,057	7,594,496
Laurie R. Beyer	265,171,538	352,826	7,594,496
Benjamin S. Carson, Sr.	259,044,472	6,479,892	7,594,496
Howard E. Friedman	265,060,278	464,086	7,594,496
Daniel C. Keith	256,607,964	8,916,400	7,594,496
Benson E. Legg	258,151,440	7,372,924	7,594,496

Proposal 2: Ratification of Independent Registered Public Accounting Firm

In response to Proposal 2, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022. The table below sets forth the results of the voting for the ratification of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
272,742,576	340,839	35,445	—

Proposal 3: Approval of the Company's 2022 Stock Incentive Plan

In response to Proposal 3, the shareholders approved the Company's 2022 Stock Incentive Plan. The table below sets forth the results of the voting for the approval of the Company's 2022 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
247,240,428	18,239,671	44,265	7,594,496

Proposal 4: Approval of the Amendment to the Company's Amended and Restated Articles of Incorporation

In response to Proposal 4, the shareholders approved the amendment to the Company's Amended and Restated Articles of Incorporation to provide for the exculpation of directors and officers. The table below sets forth the results of the voting for the approval of the Company's Amended and Restated Articles of Incorporation:

For	Against	Abstain	Broker Non-Votes
254,085,973	11,361,822	76,569	7,594,496

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: June 9, 2022